UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2020
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Travelzoo
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.05         Costs Associated with Exit or Disposal Activities

As previously disclosed by Travelzoo (the “Company”) on a Current Report on Form 8-K filed on March 10, 2020 (the “Form 8-K”) and as a subsequent event in its Current Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), on March 10, 2020 the Company announced that it would exit its business in Asia Pacific for strategic reasons, as described in a press release issued on March 10, 2020 and the Form 8-K filed on the same day.

In connection with this exit, on June 16, 2020, the Company completed a sale of 100% of the outstanding capital stock of Travelzoo Japan K.K. (“Travelzoo Japan”) to Mr. Hajime Suzuki, the General Manager of Japan (the “Stock Sale”). The parties entered into a License Agreement, whereby Travelzoo Japan obtained a license to use intellectual property (including trademarks, software, business processes and trade secrets) from Travelzoo exclusively in Japan in exchange for quarterly royalty payments over a 5 year term, with an option to renew. Travelzoo also provided an interest-free loan to Mr. Suzuki and Travelzoo Japan of JPY 46,000,000 to be re-paid over the course of 3 years.

Upon the completion of the Stock Sale, all affected employees have now been informed of the plan for Asia Pacific. The Company expects expenses associated with the plan as follows:

–	Employee severance costs (in USD): $882,747

◦	Australia: $134,250

◦	Hong Kong: $188,290

◦	Singapore: $10,315

◦	China: $549,892

◦	Japan: $0

–	Leases and fixed asset costs (in USD): $696,721

There will also be costs for the dissolution and deregistration of certain legal entities. These costs cannot be fully estimated at this time. The dissolution and deregistration of the legal entities is expected to be substantially completed by the end of 2020.

Certain statements contained in this Current Report on Form 8-K that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These forward-looking statements may include, but are not limited to, statements about our plans, objectives, expectations, prospects and intentions, markets in which we participate and other statements contained in this press release that are not historical facts. When used in this press release, the words “expect”, “predict”, “project”, “anticipate”, “believe”, “estimate”, “intend”, “plan”, “seek” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including changes in our plans, objectives, expectations, prospects and intentions and other factors discussed in our filings with the SEC. We cannot guarantee any future levels of activity, performance, or achievements. Travelzoo undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	June 22, 2020	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer